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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

Board of Directors
Carolina First BancShares, Inc.

     We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

                                          /s/  KPMG LLP

Charlotte, North Carolina
June 11, 1999